EXHIBIT 10.16

                                                 WARRANT TO PURCHASE 50,000
                                                  SHARES OF COMMON STOCK


THE WARRANT REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY SUCH WARRANT BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH WARRANT UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF THE HOLDER'S COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

                               USCI, INC.

                                                    DATE: January 2, 1998

                     COMMON STOCK PURCHASE WARRANT

       THIS CERTIFIES that, for value received, DECAMERON PARTNERS (the "Warrantholder"), or his registered assigns, is entitled to purchase from USCI, INC. a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time during the Exercise Period (as defined below), the Shares (as defined below) at the Purchase Price (as defined below). As used herein the term "this Warrant" shall mean the warrants represented by this certificate and shall mean and include this Warrant and any Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

       1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Warrantholder is entitled, upon surrender of this Warrant to the Company, to purchase from the Company, if and to the extent permitted by law, 50,000 shares of the Common Stock, par value $.0001 per share, of the Company (the "Shares") for the purchase price specified in
Section 2 below.

       2. Purchase Price. The purchase price shall be $6.00 per Share during the Exercise Period as defined below (the "Purchase Price") and shall be subject to adjustment as set forth in Section 8 below. The Warrantholder may pay the Purchase Price by wire transfer, or certified or bank check payable to the order of the Company.

       3. Exercise Period. This Warrant shall be exercisable during the period commencing January 2, 1998 and ending on the close of business on January 1, 2003 ("Exercise Period").

       4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Warrantholder may exercise at any time and from time to time, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                       (i) the surrender of this Warrant, together with a duly executed Exercise Notice in the form attached hereto as Exhibit A (the "Exercise Notice") to the Company; and

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                     (ii)   the payment to the Company of an amount equal to
the aggregate purchase price for the Shares being purchased as set forth in
Section 2 above.

       5. Certificates for Shares. Upon each exercise of the purchase rights evidenced by this Warrant, the Warrantholder shall be deemed to be the holder of record of the Shares being purchased upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Shares shall not then have been actually delivered to the Warrantholder. One or more certificates for the Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the Exercise Notice and payment of the aggregate purchase price for the Shares being purchased. In the event that this Warrant is exercised in part, concurrently with the delivery to the Warrantholder of the certificates for any Shares purchased, the Company will deliver to the Warrantholder a new Warrant representing the right to purchase the number of Shares for which this Warrant has not been exercised.

       6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, as will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

       7. Rights of Warrantholder. Prior to exercise of this Warrant, the Warrant shall not entitle the Warrantholder to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive preemptive rights or be notified of shareholder meetings, nor shall the Warrant entitle such Warrantholder to any notice or other communication concerning the business or affairs of the Company, except as otherwise explicitly set forth below.

       8. Adjustments. The number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

              8.1. Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by stock split or otherwise, combine its Common Stock or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares purchasable upon exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend and proportionately decreased in case of a combination. Appropriate adjustments shall also be made to the Purchase Price, but the aggregate Purchase Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8.1 shall become effective at the close of business on the date the subdivision or combination becomes effective or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

              8.2. Acquisition, Reclassification or Reorganization. In the event of any reclassification, capital reorganization or other change in the Common Stock of the Company or in the event of any sale of all or substantially all of the Company's assets or any merger, consolidation or restructuring to which the Company is a party in which the Company's stockholders before the transaction or series of transactions hold less than 50% of the voting power of the surviving entity immediately after the transaction or series of transactions (other than as a result of a

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subdivision, combination or stock dividend provided for in Section 8.1 above), lawful provision shall be made, and duly executed documents evidencing the same shall be made and shall be delivered to the Warrantholder in substitution for the Warrantholder's rights under this Warrant, so that the Warrantholder shall have the right at any time and from time to time prior to the expiration of this Warrant to purchase at a total price equal to that payable upon exercise of this Warrant immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Warrantholder immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Warrantholder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Purchase Price per Share payable hereunder, provided the aggregate Purchase Price shall remain the same.

           8.3. Notice of Adjustment. Upon any adjustment of the number of Shares purchasable upon exercise of this Warrant or the Purchase Price pursuant to this Section 8, the Company within thirty (30) days thereafter shall cause to be prepared a certificate of the Chief Financial or Accounting Officer of the Company setting forth the number of Shares purchasable upon exercise of this Warrant and the Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation used and cause a copy of such certificate to be mailed to the Warrantholder.

       9. Fractional Shares. No fractional share of Common Stock will be issued with any exercise hereof, but in lieu of a fractional share upon exercise hereof, the Warrantholder may purchase a whole share at the then effective Purchase Price.

       10.    Registration of Shares.

           10.1. The Company shall advise the Warrantholder by written notice at least four weeks prior to the filing of any registration statement under the Securities Act of 1933, as amended, (the "Act") covering any securities of the Company for its own account or for the account of others, except for any registration statement filed on Form S-4 or Form S-8 or any comparable or substantially equivalent form. Subject to the provisions of Subsection 10.2 below, the Company will, upon the written request of the Warrantholder received by the Company within 14 days after receipt of the Company's notice, include in any such registration statement such information as may be required to permit a public offering of the Common Stock purchasable or purchased upon exercise of this Warrant ("Registrable Securities"). In addition, upon the written request of the Warrantholder, the Company as expeditiously as is reasonable possible shall register (as defined below) the Registrable Securities. For purposes of the immediately preceding sentence, "register" shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document. The Company shall supply prospectuses and such other documents as the Warrantholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities and do any and all other acts and things which may be reasonably necessary to enable the Warrantholder to consummate the public sale or other disposition of the Registrable Securities. All costs and expenses of such Registration Statement shall be borne by the Company, except that the Warrantholder shall bear the fees of its own counsel and any underwriting discounts or commissions applicable to any of the securities sold by it.


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            10.2.   If the registration for which the Company gives notice is
for an offering involving an underwriting, the Company shall so advise the Warrantholder at the time he receives notice of the Company's filing of the registration statement. In such event, the managing underwriter selected for such underwriting shall have sole and nonreviewable discretion as to whether to include any or all of the Registrable Securities in such an offering. If the Registrable Securities shall be included in an offering involving an underwriting, the Warrantholder will be required to execute the underwriting agreement in customary form with the managing underwriter and any other such documents requested by the managing underwriter.

       11.    Indemnification.

              11.1. When pursuant to Section 10 a registration statement registering the Registrable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Warrantholder covered by such registration statement, amendment or supplement (such holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.

           11.2. The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information
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furnished by such Distributing Holder for use in the preparation thereof; and
will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

              11.3.   Promptly after receipt by an indemnified party under this
Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 11.

              11.4. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       12. Restricted Securities. The Warrantholder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the Act, inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Act or an applicable exemption from registration. The Warrantholder further acknowledges that the Shares and issued upon exercise of this Warrant shall bear legends substantially in the form of the legend appearing on the face hereof.

      13. Certification of Investment Intent. Unless a current registration statement under the Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Warrantholder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, such holder will deliver to the Company a written certification satisfactory to the Company that (i) the Warrantholder understands that the offering and sale of the Shares is intended to be exempt from registration under the Act pursuant to Section 4(2) thereof; (ii) the securities acquired by the holder are acquired for investment purposes only; and (iii) such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

      14. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company, the Warrantholder and their respective successors and assigns.

       15. Miscellaneous. This Warrant may be amended, supplemented or otherwise modified only by an instrument in writing signed by the Company or the Warrantholder against whom enforcement of such amendment, supplement or other modification is sought. The headings in this Warrant are for purpose of reference only and shall not limit or otherwise affect the meaning thereof.



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       16.    Governing Law.  This Warrant shall be governed by the laws of the
State of Delaware, excluding the conflicts of laws provisions thereof.

       17. Registration; Exchange; Lost, Stolen, Mutilated or Destroyed Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant (together with this Warrant (the "Warrants")) shall be registered in a register maintained by the Company. The Company shall be entitled to treat the Warrantholder registered on such register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. The Warrants may be exchanged, at the option of the Warrantholder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares upon surrender to the Company or its duly authorized agent. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity as it may in its discretion impose, issue anew Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

                                                   USCI, INC.

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                                           EXHIBIT A

                                        EXERCISE NOTICE

USCI, INC.

Attention:  Robert J. Kostrinsky, Treasurer

       The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant dated as of January 2, 1998 (the
"Warrant"), issued by the Company and held by the undersigned, ______ shares of the Company's Common Stock. All capitalized terms used herein and not otherwise defined herein shall have their respective meanings as defined or stated in the Warrant.

       Payment of the aggregate purchase price for the Shares purchased pursuant hereto as required under the Warrant accompanies this Exercise Notice.

       The undersigned hereby represents that (i) the undersigned understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) thereof; (ii) the securities acquired by the Warrantholder are acquired for investment purposes only; and (iii) such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

                                         Date:_________________________

                                        Signature:____________________
                                        Address:______________________
                                         ______________________________
Name in which shares
should be registered:                      Social Security No. or EIN No.
______________________________             _____________________________